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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 9, 1998


                                     0-27352
                            (Commission File Number)


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                                 HYBRIDON, INC.
            (Exact name of registrant as specified in its charter)


               Delaware                                   3072298
         (State of Incorporation)                      (IRS Employer
                                                   Identification Number)


               620 Memorial Drive, Cambridge, Massachusetts 02139
              (Address of registrant's principal executive office)


                                 (617) 528-7000
                         (Registrant's telephone number)


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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         On February 9, 1998, as part of a private placement (the "Offering"), Hybridon, Inc. (the "Company") sold $2,384,000 in principal amount of Notes due 2007 (the "Offering Notes"), and warrants (the "Warrants") to purchase common stock, par value $.001 per share, of the Company, pursuant to the terms of the Offering described in its Current Report on Form 8-K, and the press release filed as an exhibit thereto, dated January 22, 1998 (the "January 22, 1998 8-K"). The Offering Notes were issued at face value in offshore transactions pursuant to Regulation S promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The purchasers of the Offering Notes were accredited investors (as defined in Regulation D promulgated under the Securities Act).

         The terms of conversion of the Offering Notes and the terms of the Warrants are described in the January 22, 1998 8-K.

         The net  proceeds  to the  Company  from  the  Offering  are  presently intended to be used for general corporate purposes, primarily research and product development activities, including costs of preparing Investigational New Drug applications and conducting preclinical studies and clinical trials, the payment of payroll and other accounts payable and for debt service required under the Company's debt obligations.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               HYBRIDON, INC.

                               By:   /s/ E. ANDREWS GRINSTEAD, III
                                     ------------------------------------
                                     Name:  E. Andrews Grinstead, III
                                     Title: Chairman of the Board, President and
                                            Chief Executive Officer

                               Date: February 24, 1998


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                        KRAMER, LEVIN, NAFTALIS & FRANKEL
                                919 THIRD AVENUE
                           NEW YORK, N.Y. 10022 - 3852
                               (212) 715 - 9100
                                                                             FAX
                                                                  (212) 715-8000
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                                                          WRITER'S DIRECT NUMBER
                                                                  (212) 715-9414
                                February 24, 1998



VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

    Re:  Hybridon, Inc.
         Filing of Current Report on Form 8-K

Ladies and Gentlemen:

         On behalf of Hybridon, Inc., a Delaware corporation (the "Company"), pursuant to the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, we are transmitting herewith via EDGAR a Current Report on Form 8-K of the Company.

         Please address any questions or comments to the undersigned at (212) 715-9414.



                                    Very truly yours,

                                    /s/ A. BENJAMIN WIENER
                                    ----------------------
                                    A. Benjamin Wiener


cc:   Hybridon, Inc.

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